UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2020 (April 19, 2020)

TECHCARE CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55680	68-0080601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 380-6645

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TECR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the Convertible Note Purchase Agreement for the issuance and sale of notes for up to an aggregate principal amount of $1,800,000, which the Registrant entered into with Citrine S A L Investment & Holdings Ltd and other affiliates of the Registrant on April 1, 2020, as reported in the Current Report on Form 8-K dated April 2, 2020, on April 19, 2020, the Registrant requested, by delivering a Draw Down Notice, and received, from Citrine 7 High Tech LP, an investment amount of $170,000. The interest rate on the drawn down amount is 6% per annum and the maturity date is April 18, 2022.

Item 8.01 Other Events.

Name change. On April 22, 2020, the board of directors of the Registrant resolved to begin the process of changing the name and ticker symbol of the Registrant to Citrine Global, Corp. (CTGL), in order to be better aligned with the new business direction of the Registrant following the recent change of control. The name change is subject to the completion of certain regulatory processes.

Israeli subsidiary. On April 22, 2020, the board of directors of the Registrant resolved to establish a new wholly owned Israeli subsidiary of the Registrant.

Presentation. In response to multiple requests from investors and partners, and to allow it to communicate with investors and partners in general terms about its business going forward without disclosing non-public information, the Registrant herewith provides an information presentation. Attention is drawn to the notice at the beginning of the presentation which contains certain disclaimers. The presentation is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1 Information Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Ora Meir Soffer
Name:	Ora Meir Soffer
Title:	Chairperson of the Board

Date: April 23, 2020